EXHIBIT 10.51

                          SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 17, 2006, by and between NATIONAL HOLDINGS CORPORATION, a Delaware corporation (the "Company") and the purchaser listed on Exhibit A hereto under the heading "Purchaser" (the "Purchaser") who has become a party to this Agreement by executing and delivering a financing signature page in the form attached hereto as Exhibit B (the "Financing Signature Page").

      WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company 159,090 shares of the Company's common stock, $0.02 par value per share (the "Common Stock"), pursuant to the provisions of this Agreement; and

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. Authorization; Sale of Common Stock.

            1.1 Authorization. The Company has, or before the Closing (as defined in Section 2.1) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Common Stock.

            1.2 Sale of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and the Purchaser will purchase the Common Stock in the principal amount set forth on Exhibit A hereto.

      2. Purchase Price; Closing.

            2.1 Purchase Price. The purchase price (the "Purchase Price") to be paid by the Purchaser to the Company to acquire the Common Stock shall be $175,000.

            2.2 The Closing. Subject to the terms and conditions of this Agreement, the closing (the "Closing") of the sale and purchase of the Common Stock under this Agreement shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, New York NY 10017 (or remotely via the exchange of documents and signatures) on the date of this Agreement (the "Closing Date"). At the Closing:

                  (a) the Company shall deliver to the Purchaser that number of shares of Common Stock set forth opposite the Purchaser's name on Exhibit A attached hereto, registered in the name of the Purchaser; and

                  (b) the Purchaser shall pay directly to the Company, by wire transfer of immediately available funds, the Purchase Price for the Common Stock being purchased.

      3. Representations of the Company. The Company hereby represents and warrants to the Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this Agreement.

            3.1 Organization and Standing. The Company and each of its subsidiaries (as defined below) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry-specific risks) or results of operations of the Company and its subsidiaries taken as a whole (any such material adverse effect being hereafter referred to as a "Company Material Adverse Effect"). As used in this Agreement, the term "subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which a majority of the outstanding capital stock or other voting securities having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person.

            3.2 Capitalization. The authorized and outstanding capital stock of the Company consists of the following: (i) a total of Thirty Million (30,000,000) shares of Common Stock, of which 5,064,878 shares are issued and outstanding; and (ii) a total of Two Hundred Thousand (200,000) shares of preferred stock, $0.01 par value per share, of which (A) 50,000 shares are designated as Series A Convertible Preferred Stock (the "Series A Stock"), 33,320 of which are issued and outstanding and (B) 20,000 shares are designated as Series B Convertible Preferred Stock (the "Series A Stock"), 10,000 of which are issued and outstanding.

            3.3 Issuance of Common Stock. The issuance, sale and delivery of the Common Stock in accordance with this Agreement has been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance.

            3.4 Corporate Power; Authority for Agreement; No Conflict. The Company will have, at the Closing, all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Common Stock, to consummate the other transactions contemplated by the terms of this Agreement and carry out and perform its obligations under the terms of this Agreement. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement has been, and when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any filing with, or any permit, order, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity"), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, agreement or mortgage for borrowed money, instrument of indebtedness, or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, other than any of the foregoing events listed in this clause (c) which do not and will not, individually or in the aggregate, have a Company Material Adverse Effect, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

            3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Common Stock or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws. Based on the representations made by the Purchaser in Section 4 of this Agreement, the offer and sale of the Common Stock to the Purchaser will be in material compliance with applicable federal and state securities laws.

            3.6 Financial Statements. The Purchaser has had the opportunity to review the audited financial statements of the Company for the fiscal year ended September 30, 2005, and the unaudited financial statements of the Company for the quarter ended December 31, 2005 (all such financial statements being collectively referred to herein as the "Financial Statements"), which have been prepared on a consistent basis throughout the periods indicated and with each other. Such Financial Statements (i) are in accordance with the books and records of the Company; and (ii) are true, correct and complete, in all material respects, and present fairly the financial condition of the Company at the date or dates, and for the periods, indicated therein and the results of operations for the period therein specified.

            3.7 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by any entity or individual.

      4. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

            4.1 Organization and Existence. The Purchaser is a validly existing limited partnership and has all partnership power and authority to invest in the Common Stock pursuant to this Agreement. The Purchaser was not formed solely for the purpose of investing in the Common Stock.

            4.2 Authorization; No Contravention. The execution delivery and performance by the Purchaser of this Agreement to which the Purchaser is a party and the transactions contemplated hereby and thereby do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any material contractual obligation of such Purchaser or any requirement of law applicable to the Purchaser, and do not violate any orders of any Governmental Entity against, or binding upon, the Purchaser.

            4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Entity or any other person, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Common Stock) by, or enforcement against, the Purchaser of this Agreement to which it is a party or the transactions contemplated hereby and thereby.

            4.4 Binding Effect. This Agreement and the other documents to which the Purchaser is a party have been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligations of the Purchaser, enforceable against him in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to granting a decree ordering specific performance or other equitable remedies.

            4.5 Purchase for Own Account. The Common Stock hereby acquired by the Purchaser pursuant to this Agreement are being acquired for the Purchaser's own account and with no intention of distributing or reselling such securities in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice. If the Purchaser should in the future decide to dispose of any of such Common Stock, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Common Stock:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

            4.6 Restricted Securities. The Purchaser understands the Common Stock will not be registered at the time of their issuance under the Securities Act since they are being acquired from the Company in a transaction exempt from the registration requirements of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth herein.

            4.7 Brokers, Finder's or Similar Fees. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

            4.8 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

            4.9 Experience. The Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Purchaser any and all written information which he has requested and have answered to the Purchaser's satisfaction all inquiries made by the Purchaser; and the Purchaser has sufficient knowledge and experience in finance and business that he is capable of evaluating the risks and merits of his, her or its investment in the Company and the Purchaser is able financially to bear the risks thereof.

            4.10 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

            4.11 SEC Reports. The Purchaser acknowledges that it has had the opportunity to review the SEC Reports filed with the SEC, including the information contained in the Company's most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Proxy Statement on Schedule 14A. The
Purchaser acknowledged that it has read the information in such reports, including the information under the caption "Risk Factors" contained in the SEC Reports.

            4.12 Investment in Brokerage Business. The Purchaser acknowledges that it is familiar with the risks involved in the security brokerage business. The Purchaser acknowledges that it understands that a securities broker-dealer is subject to uncertainties that are common in the securities industry, including, the volatility of domestic and international financial, bond and stock markets; extensive governmental regulation; litigation; intense competition; substantial fluctuations in the volume and price level of securities; and dependence on the solvency of various third parties. The Purchaser acknowledges that it has had access to the NASD Investor Alert entitled, "Brokerage Firm Private Securities Offerings: Buying Your Brokerage," dated June 14, 2004.

      5. Conditions of Closing of the Purchaser. The obligations of the Purchaser to purchase the Common Stock and transfer the Purchase Price for the Common Stock being purchased at the Closing are subject to the fulfillment at or before the Closing, as applicable, of the following conditions precedent, any one or more of which may be waived in whole or in part by the Purchaser, which waiver shall be at the sole discretion of the Purchases:

            5.1 Representations and Warranties. The representations and warranties made by the Company in this Agreement shall have been true and correct in all respects as of the date when made and as of the Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

            5.2 Agreements. All agreements, and conditions contained in this Agreement to be performed or complied with by the Company prior to Closing shall have been performed or complied with by the Company prior to or at the Closing.

            5.3 Consents, Etc. The Company shall have secured and delivered to the Purchaser all consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Common Stock to be purchased by the Purchaser at the Closing.

            5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in a form and substance reasonably satisfactory to the Purchaser and his counsel, and the Purchaser and his counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or his counsel may reasonably request.

      6. Conditions of Closing of the Company. The Company's obligations to sell and issue the Common Stock at the Closing are subject to the fulfillment at or before the Closing of the following conditions, which conditions may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company:

            6.1 Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement shall have been true and correct in all respects as of the date when made and as of the Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

            6.2 Agreements. All agreements, and conditions contained in this Agreement to be performed or complied with by the Purchaser prior to the Closing shall have been performed or complied with by the Company prior to or at the Closing.

            6.3 Payment of Purchase Price. The Purchaser shall have tendered the Purchase Price in exchange for the Common Stock being issued hereunder in accordance with Section 2.1.

            6.4 Delivery of Documents. All of the documents to be delivered by the Purchaser pursuant to Section 2.1 or 2.2, as applicable, shall be in a form and substance reasonably satisfactory to the Company and its counsel, and shall have been executed and delivered to the Company by each of the other parties thereto.

      7. Registration Rights. If the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equities securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Purchaser a written notice of such determination and, if within 15 days after the date of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Common Stock purchased hereunder (the "Shares") the Purchaser requests to be registered, subject to customary underwriter cutbacks applicable to all selling holders proportionately in such offering; provided, that the Company shall not be required to register any Shares pursuant to this section that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act and all fees and expenses incurred by the Purchaser in connection with such registration shall be paid for by the Company (other than underwriting discounts and commissions and legal expenses of the Purchaser). In addition, the Purchaser shall be entitled to similar indemnification and related rights and benefits provided by the Company to any other selling holders in such offering. The Company shall have the right to terminate or withdraw any registration statement initiated by it pursuant to this Section 7 prior to the effectiveness of such registration statement whether or not the Purchaser has elected to include its Shares in such registration statement.

      8. Miscellaneous.

            8.1 Successors and Assigns. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to (a) any person or entity to which Common Stock are transferred by the Purchaser, or
(b) to any Affiliated Party (as hereinafter defined), and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign its rights under this Agreement. For purposes of this Agreement, "Affiliated Party" shall mean, with respect to the Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with the Purchaser, including, without limitation, any general partner, officer or director of the Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, the Purchaser.

            8.2 Expenses. Each party hereto shall pay its or his own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

            8.3  Severability.   The  invalidity  or   unenforceability  of  any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            8.4 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

            8.6 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

            If to the Company, to National Holdings Corporation, 875 North Michigan Avenue, Suite 1560, Chicago, IL 60611, Attention: Chief Executive
Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Littman Krooks LLP, 655 Third Avenue, New York, NY 10017, Attention: Mitchell C. Littman, Esq.; or

            If to the Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by the Purchaser to the Company.

            Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

            8.7 Complete Agreement. This Agreement (including its exhibits) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            8.8 Amendments and Waivers. This Agreement may not be amended or terminated without the prior written consent of the Company.

            8.9 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            8.10  Counterparts;  Facsimile  Signatures.  This  Agreement  may be
executed in any number of counterparts (including, in the case of the Purchaser, Financing Signature Pages), each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement
(including  the  Financing   Signature  Pages)  may  be  executed  by  facsimile
signatures.

            8.11 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

            8.12 Confidentiality. The Purchaser acknowledges and agrees not to use the Confidential Information (as hereafter defined) disclosed to him by the Company for any purpose except as set forth in this Agreement. The Purchaser will not disclose any Confidential Information to any third party except those directors, officers, employees, consultants and agents who are required to have the information in order to carry out the purpose of this Agreement. The Purchaser also understands that certain of the Confidential Information may constitute material non-public information and that trading in the Company's securities while in possession of Confidential Information, recommending trading in the Company's securities based upon Confidential Information or providing Confidential Information to others who may trade in the Company's securities could constitute a violation of federal securities laws and expose the Purchaser to civil and criminal liability. The Purchaser specifically acknowledges that the Confidential Information is subject to the public disclosure requirements of Regulation FD promulgated under the Securities Exchange Act of 1934, as amended, and that the Company is specifically relying on the Purchaser's execution of, and performance under, this Agreement in providing the Purchaser with the Confidential Information in compliance with Regulation FD. "Confidential Information" means any the information herein and any information, financial data, research, technical data, or know-how disclosed to the Purchaser by the Company, including, but not limited to, that which relates to services, products, plans for future products and services, clients, markets, operational methods, plans for future development, research, software, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing, financial information, know-how and other trade secrets. Confidential Information does not include information, technical data or know-how that the Purchaser can show: (i) was rightfully in the possession of the Purchaser at the time of disclosure; (ii) becomes a matter of public knowledge, not as a result of any inaction or action of the Purchaser; or (iii) was received from a third party without a duty or confidentiality.

      Executed as of the date first written above.

                                    COMPANY:

                                    NATIONAL HOLDINGS CORPORATION



                                    By: /s/ Mark Goldwasser
                                        -----------------------
                                         Mark Goldwasser
                                         Chief Executive Officer

                                    EXHIBIT A

     Name and Address                                        No. of Shares of
       of Purchaser                Purchase Price              Common Stock
       ------------                --------------              ------------

Bedford Oak Partners, LP               $175,000                   159,090
100 South Bedford Road
Mt. Kisko, NY 10549

                                    EXHIBIT B

                            FINANCING SIGNATURE PAGE

      By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the "Purchase Agreement") by and among National Holdings Corporation, a Delaware corporation (the "Company"), and the Purchaser (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled "Representations of the Purchaser," and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a "Purchaser" thereunder and authorizes this signature page to be attached to the Purchase Agreement.

      Executed, in counterpart, as of the date set forth below.

                                 PURCHASER:

                                 BEDFORD OAK PARTNERS, LP


                                 By:  /s/ Harvey Eisen
                                      ------------------------------
                                 Name:  Harvey Eisen
                                 Title:  Chairman and Managing Partner

                                 Date:
                                      ------------------------------------------

                                 Contact Person:
                                                 -------------------------------

                                 Telephone No.:
                                                 -------------------------------

                                 Fax No.:
                                            ------------------------------------

                                 E-mail Address:
                                                 -------------------


                                       B-1